AMENDMENT NO. 2 TO CREDIT AGREEMENT

               AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 6, 2003 (this "Amendment"), among NORTHWESTERN CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto and CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity the "Administrative Agent").

               A. Reference is made to that certain Credit  Agreement,  dated as of December 17, 2002, among the Borrower, the several banks and other financial institutions from time to time party thereto (each, a "Lender" and, collectively, the "Lenders"), the Administrative Agent, as amended by Amendment No. 1 dated as of January 8, 2003 (as the same has been or may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested that the Credit Agreement be amended in accordance with the terms set forth herein.

               C. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                A G R E E M E N T

               SECTION 1. Definitions. Unless otherwise specifically defined herein, capitalized terms used herein shall have their respective meanings assigned to such terms in the Credit Agreement.

               SECTION 2. Amendment. Subject to the effectiveness of this Amendment in accordance with Section 4 hereof, the Credit Agreement is hereby amended as follows:

               (a) The definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is amended by (x) renumbering clauses (p) and
        (q) therein as clauses (q) and (r) respectively, and(y) inserting a new clause (p) as follows:

               "(p) cash and cash equivalent collateral in an aggregate amount not to exceed $40,000,000 at any time securing reimbursement and other obligations of the type permitted under clause (b) of
               Section   6.10   (and   related   fee   and   expense   indemnity
               obligations);"

               (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions to appear in alphabetical order:

               `"Amendment No. 2 to Credit Agreement" shall mean Amendment No. 2 to Credit Agreement, dated as of February 6, 2003 among the Borrower, the several banks and other financial institutions from time to time party thereto and Credit Suisse First Boston, as administrative agent.'

               SECTION  3.   Representations   and   Warranties.   The  Borrower
represents and warrants as of the date hereof to each of the Administrative Agent and the Lenders that after giving effect to this Amendment:

               (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects except to the extent such representations and warranties expressly related to an earlier date;

               (b) The Borrower is in compliance in all material respects with all other terms and provisions contained in the Credit Agreement required to be observed or performed;

               (c)  No  Default  or  Event  of  Default  has   occurred  and  is
        continuing;

               (d) The Borrower has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

               (e) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower;

               (f) The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any material contractual obligation binding on the Borrower or any of its Subsidiaries; and

               (g) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

The Borrower acknowledges and agrees that the representations and warranties set forth above shall survive the execution and delivery hereof and shall be deemed made in the Credit Agreement for purposes of Section 7.1(b) of the Credit Agreement.

               SECTION 4. Effectiveness. This Amendment shall become effective on the date the Administrative Agent receives (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Required
Lenders and the Administrative Agent, and (ii) payment of all of the Administrative Agent's reasonable out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, reasonable fees and expenses of its counsel) for which invoices have been submitted to the Borrower. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date hereof, and such notice shall be conclusive and binding on all parties hereto.

               SECTION 5 Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Upon this Amendment becoming effective as provided herein, the term "Loan Document" as defined in the Credit Agreement shall include, without limitation, this Amendment.

                      (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

                      (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                      (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consents to the non-exclusive jurisdiction of the state and federal courts of the State of New York and irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

                      (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Amendment by fax will be deemed as effective delivery of an originally executed counterpart.

                            [Signature pages follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  BORROWER:

                                  NORTHWESTERN CORPORATION


                                  By: /s/ Kipp D. Orme
                                     ----------------------------------------
                                     Kipp D. Orme
                                     Vice President and Chief Financial Officer


                                  ADMINISTRATIVE AGENT:

                                  CREDIT SUISSE FIRST BOSTON,
                                    CAYMAN ISLANDS BRANCH


                                  By: /s/ S. William Fox
                                     ----------------------------------------
                                     Name:      S. William Fox
                                     Title:     Director


                                  By: /s/ Brian Caldwell
                                     ----------------------------------------
                                     Name:      Brian Caldwell
                                     Title:     Director


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  LENDERS:

                                  CREDIT SUISSE FIRST BOSTON,
                                     CAYMAN ISLANDS BRANCH


                                  By: /s/ S. William Fox
                                     ----------------------------------------
                                     Name:      S. William Fox
                                     Title:     Director


                                  By: /s/ Brian Caldwell
                                     ----------------------------------------
                                     Name:      Brian Caldwell
                                     Title:     Director


                                  FIR TREE RECOVERY MASTER FUND, L.P.


                                  By: /s/ Scott Henkin
                                     ----------------------------------------
                                     Name:      Scott Henkin
                                     Title:     Authorized Signatory



                                  FIR TREE VALUE PARTNERS, LDC


                                  By: /s/ Scott Henkin
                                     ----------------------------------------
                                     Name:      Scott Henkin
                                     Title:     Authorized Signatory



                                  BEAL BANK, S.S.B.


                                  By: /s/ W. T. Sauronmeau
                                     ----------------------------------------
                                     Name:      W. T. Sauronmeau
                                     Title:     S.V.P.


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  AG CAPITAL FUNDING PARTNERS, L.P.


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                  NORTHWOODS CAPITAL II, LIMITED


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                  NORTHWOODS CAPITAL III, LIMITED


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                  NORTHWOODS CAPITAL, LIMITED


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  A3 FUNDING LP


                                  By:A3 FUND MANAGEMENT LLC
                                  Its:   General Partner


                                  By: /s/ Alexander J. Oinstein
                                     -------------------------------------------
                                     Name:      Alexander J. Oinstein
                                     Title:     Vice President



                                  ABLECO FINANCE LLC


                                  By: /s/ Alexander J. Oinstein
                                     -------------------------------------------
                                     Name:      Alexander J. Oinstein
                                     Title:     Vice President



                                  FOOTHILL INCOME TRUST, L.P.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  SILVER OAK CAPITAL, LLC, as Agent for
                                  certain Lenders


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  FARALLON CAPITAL INSTITUTIONAL
                                  PARTNERS II, L.P.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  FARALLON CAPITAL INSTITUTIONAL
                                  PARTNERS III, L.P.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                  FARALLON CAPITAL PARTNERS, L.P.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  TINICUM PARTNERS, L.P.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  HIGHLAND LEGACY LIMITED


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  HIGHLAND LOAN FUNDING V LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  RESTORATION FUNDING CLO, LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  GALAXY CLO 1999-1, LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  SUNAMERICA LIFE INSURANCE COMPANY


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  KZH RIVERSIDE LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent



                                  KZH SOLEIL LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent



                                  KZH SOLEIL-2 LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent



                                  KZH CYPRESSTREE-1 LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent



                                  KZH ING-2 LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  KZH STERLING LLC


                                  By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:      Rowena Smith
                                     Title:     Authorized Agent



                                  CENTURION CDO II, LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                 CENTURION CDO VI, LTD.


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  CENTURION CDO VI, LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:




                                  SEQUILS-CENTURION V, LTD.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                Signature Page to
                       Amendment No. 2 to Credit Agreement

                                  MARINER LDC


                                  By: /s/ Charles R. Howe, II
                                     -------------------------------------------
                                     Name:      Charles R. Howe, II
                                     Title:     Director



                                  D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
                                     by D. E. Shaw & Co., L.L.C., its managing member


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                  MARINER OPPORTUNITIES FUND, L.P.


                                  By: /s/ Charles R. Howe, II
                                     -------------------------------------------
                                     Name:      Charles R. Howe, II
                                     Title:     Director


                                Signature Page to
                       Amendment No. 2 to Credit Agreement